SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Variable Insurance Products Fund IV

(Name of Registrant as Specified In Its Charter)

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	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:
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Important Notice Regarding the Availability of

Proxy Materials for the

Shareholder Meeting to be held on October 17, 2018

The Letter to Shareholders, Notice of Meeting, and

Proxy Statement are available at www.proxyvote.com/proxy

TELECOMMUNICATIONS PORTFOLIO

A FUND OF

VARIABLE INSURANCE PRODUCTS FUND IV

245 Summer Street, Boston, Massachusetts 02210

1-877-208-0098

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Telecommunications Portfolio:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Telecommunications Portfolio (the fund), a series of Variable Insurance Products Fund IV (the trust) will be held at an office of the trust, 245 Summer Street, Boston, Massachusetts 02210 (at the corner of Summer Street and Dorchester Avenue, next to Boston’s South Station) on October 17, 2018, at 8:30 a.m. Eastern Time (ET).

The purpose of the Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.	To modify the fund’s fundamental concentration policy.

The Board of Trustees has fixed the close of business on August 20, 2018, as the record date for the determination of the shareholders of the fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,

MARC R. BRYANT
Secretary

August 20, 2018

Your vote is important – please vote your shares promptly.

Variable product owners, who have a voting interest in variable accounts holding shares of the trust, are invited to attend the Meeting in person. Admission to the Meeting will be on a first-come, first-served basis and will require picture identification. Variable product owners arriving after the start of the Meeting may be denied entry. Cameras, cell phones, recording equipment and other electronic devices will not be permitted. Fidelity reserves the right to inspect any persons or items prior to admission to the Meeting.

Any variable product owner who does not expect to attend the Meeting is urged to vote by indicating voting instructions on the enclosed proxy card or voting instruction form, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your voting interest may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot or voting instruction form at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

OR VOTING INSTRUCTION FORM

The following general rules for executing proxy cards or voting instruction forms may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card or voting instruction form properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card or voting instruction form.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card or voting instruction form. For example:

		REGISTRATION	VALID SIGNATURE

A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust. f/b/o Anthony B. Craft, Jr. UGMA	Anthony B. Craft

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

VARIABLE INSURANCE PRODUCTS FUND IV: TELECOMMUNICATIONS PORTFOLIO

TO BE HELD ON OCTOBER 17, 2018

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Variable Insurance Products Fund IV (the trust) to be used at the Special Meeting of Shareholders of Telecommunications Portfolio (the fund) and at any adjournments thereof (the Meeting), to be held on October 17, 2018 at 8:30 a.m. (ET) at 245 Summer Street, Boston, Massachusetts 02210, an office of the trust.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card or voting instruction form on or about August 20, 2018. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the trust.

The expenses in connection with preparing this Proxy Statement, its enclosures, and all solicitations, and the expenses associated with reimbursing insurance companies and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares, will be paid by each class of the fund, provided that the expenses do not exceed each class’s existing voluntary expense caps of 1.08% for Investor Class of the fund and 1.00% for Initial Class of the fund.

Expenses exceeding each class’s voluntary expense cap will be paid by Fidelity SelectCo, LLC (SelectCo).

The principal business address of SelectCo, the fund’s manager, is 6501 S Fiddler’s Green Circle, STE 600, Greenwood Village, Denver, Colorado 80111. The principal business address of FMR Co., Inc., sub-adviser to the fund, is 245 Summer Street, Boston, Massachusetts 02210. The principal business address of Fidelity Distributors Corporation, the fund’s principal underwriter and distribution agent, is 900 Salem Street, Smithfield, Rhode Island 02917. FMR Investment Management (UK) Limited, located at 1 St. Martin’s Le Grand, London, EC1A 4AS, United Kingdom; Fidelity Management & Research (Hong Kong) Limited, located at Floor 19, 41 Connaught Road Central, Hong Kong; and Fidelity Management & Research (Japan) Limited, located at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, are also sub-advisers to the fund.

If the enclosed proxy or voting instruction form is executed and returned, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy or voting instruction form, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy or voting instruction form, it will be voted FOR the matters specified on the proxy or voting instruction form. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum. Most insurance company variable accounts will vote all of their shares in the same proportion as the voting instructions actually received from variable product owners. See discussion below.

One-third of the fund’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposed item are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on the item in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

On [___ __, 2018] there were ________ shares each class of the fund issued and outstanding.

[As of [___ __, 2018], the Trustees, Members of the Advisory Board, (if any), and officers of the trust owned, in the aggregate, less than 1% of each class of the fund’s total outstanding shares.]

[To the knowledge of the trust, substantial (5% or more) record and/or beneficial ownership of the fund or class on [___ __, 2018] was as follows:]

[To the knowledge of the trust, no [other] shareholder owned of record or beneficially more than 5% of the outstanding shares of each class of the fund on that date.]

FMR has advised the trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR and/or another entity or entities of which FMR LLC is the ultimate parent has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on August 20, 2018 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date, with fractional dollar amounts entitled to a proportional fractional vote.

Shares of the trust are currently sold only to life insurance companies. Each company holds its shares in a separate account (the Variable Account), which serves as the funding vehicle for its variable insurance products. In accordance with its view of present applicable law, each company will vote its shares held in its respective Variable Account at the Meeting in accordance with instructions received from persons having a voting interest in the Variable Account. Those persons who have a voting interest at the close of business on August 20, 2018, will be entitled to submit instructions to their company. For ease of reference, persons with a voting interest in a Variable Account may be referred to as “shareholders” in this Proxy Statement.

Fund shares held in a Variable Account for which no timely instructions are received will be voted by most companies in proportion to the voting instructions that are received with respect to all contracts participating in the Variable Account. This means that a small number of votes could determine the outcome.

Accordingly, if you wish to vote, you should complete the enclosed proxy card or voting instruction form as a participant in the Variable Account. All forms which are properly executed and received prior to the Meeting, and which are not revoked, will be voted as described above. If the enclosed voting instruction form is executed and returned, it may nevertheless be revoked at any time prior to the Meeting by written notification received by your company, by execution of a later-dated form received by your company, or by attending the Meeting and voting in person.

For a free copy of the fund’s annual report for the fiscal year ended December 31, 2017, call 1-877-208-0098, visit Fidelity’s web site at institutional.fidelity.com, or write to Fidelity Distributors Corporation at 900 Salem Street, Smithfield, Rhode Island 02917.

VOTE REQUIRED: Approval of the proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. Votes to ABSTAIN will have the same effect as votes cast AGAINST the proposal.

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PROPOSAL

TO MODIFY THE FUND’S FUNDAMENTAL CONCENTRATION POLICY

The purpose of this proposal is to modify the industry concentration policy for the fund to align it with changes being made to the Global Industry Classification Standard (GICS), a standardized industry classification system for equities developed jointly by Morgan Stanley Capital International (MSCI) and Standard & Poor’s (S&P). If the proposal passes, the fund will be renamed Communication Services Portfolio and its investment policies will be expanded to include companies meeting the description of the communication services sector.

The GICS is a four-level system of sectors, industry groups, industries and sub-industries, which is periodically reviewed and updated by MSCI and S&P, independent third-party research firms, to ensure the classification structure continues to represent the global equity markets.

MSCI and S&P recently announced changes to the GICS. Effective October 1, 2018, the telecommunication services sector will be renamed communication services and the media industry group will become part of the new communication services sector. The new communication services sector will include sub-industries from telecommunications, consumer discretionary and technology and will better reflect the marketplace evolution in the creation and delivery of media content and the convergence of communication and media companies. The GICS changes will be implemented in MSCI’s equity indexes on December 1, 2018 to coincide with the annual index rebalancing.

The fund is designed to offer targeted exposure to the stocks of companies in the telecommunications sector. As a result of the changes to the GICS, the telecommunications sector will be expanded to a broadened and renamed communication services sector.

The Board of Trustees recommends repositioning the fund to align with the new communication services sector. Modifying the concentration policy, as proposed, is an essential step in aligning the fund’s other investment polices under the communication services sector and renaming the fund. The 1940 Act requires funds to state a policy regarding concentration of investments in a particular industry, and to make the policy fundamental (changeable only by shareholder vote). The SEC has taken the position that a fund that invests more than 25% of its total assets in a particular industry is concentrating its investments.

The fund’s current fundamental concentration policy concerning the concentration of investments in a single industry states: “The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the telecommunications industries.”

The Board, including the Independent Trustees, has approved, and recommends that shareholders vote to modify this policy to state: “The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [telecommunications] communication services industries.” (proposed additional language is underlined, deleted language is [bracketed]).

The fund has a policy of normally investing at least 80% of its assets in securities of companies principally engaged in the development, manufacture, or sale of communications services or communications equipment. If the proposal is approved, the fund’s investment policies will be modified to reflect the fund’s investments in the communication services sector. Accordingly, if the proposal is approved, the fund will normally invest at least 80% of its assets in securities of companies principally engaged in business activities related to the development, production, or distribution of communication services.

Conclusion. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. If the proposal is approved by shareholders, the proposed change will take effect on December 1, 2018 or on the first day of the month following shareholder approval if the meeting is adjourned. If the proposal is not approved by the fund’s shareholders, the existing concentration policy, fund name and other related policies will remain in effect for the fund.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the funds, attention “Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210. Proposals must be received a reasonable time before a fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

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NOTICE TO INSURANCE COMPANIES

Please advise the trust, in care of client services at 1-877-208-0098, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the variable contract owners of the respective shares.

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Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2018 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

The term “VIP” as used in this document refers to Fidelity® Variable Insurance Products.

1.9890498.100	VT18-PXS-0818

Form of Proxy Card:    Telecommunications Portfolio

Fidelity Investments® (logo)			Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 673023 Dallas, TX 75267-3023			of additional mailings.
Vote by Mail!

(right pointing arrow prints here)	[Control Number prints here in a box]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]                [Client Code prints here]

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) James C. Curvey, Michael G. Palek, and Garnett A. Smith, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at 245 Summer Street, Boston, MA 02210, on October 17, 2018 at 8:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

[Shareholder’s name and address prints here]	CONTINUED AND TO BE SIGNED ON REVERSE SIDE
[Card Code prints here]

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

		FOR	AGAINST	ABSTAIN
1.	To modify the fund’s fundamental concentration policy.	()	()	()

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE:    Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Signature (PLEASE SIGN WITHIN BOX)	Date	[Card Code prints here]	Signature (Joint Owners)	Date